UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2012

Premier Exhibitions, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	000-24452	20-1424922
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia		30326
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (404) 842-2600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Premier Exhibitions, Inc. 2009 Equity Incentive Plan, as amended

On August 23, 2012, at the Annual Meeting, our shareholders approved the Premier Exhibitions, Inc. 2009 Equity Incentive Plan, as amended (the “Amended 2009 Plan”). The Amended 2009 Plan became effective as of June 6, 2012, the date of the Board approval, and will continue in effect until June 6, 2022, or such earlier date as our Board of Directors may determine. A brief description of the Amended 2009 Plan follows, but is subject to the full text of the Amended 2009 Plan, which is attached as Appendix A to our 2012 Proxy Statement and is incorporated herein by reference.

The Amended 2009 Plan increases the number of shares available for grant under the 2009 Equity Incentive Plan from 3,000,000 to 5,000,000. The amendments also provide that dividend equivalents with respect to awards that vest based on the achievement of performance objectives shall be accumulated until such awards are earned, and the dividend equivalents shall not be paid if the performance objectives are not satisfied.

Our non-employee Directors, employees and consultants are eligible to participate in the Amended 2009 Plan, which provides for a full range of awards, including stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares, dividend equivalents, and other awards relating to shares of our common stock. The awards are payable in shares, in cash, in a combination of shares and cash, or by any other method determined by our Compensation Committee.

The maximum number of shares of our common stock that may be issued or transferred with respect to awards under the Amended 2009 Plan is 5,000,000. The Amended 2009 Plan provides that “full-value awards,” meaning all awards other than stock options and stock appreciation rights, will be counted against the Amended 2009 Plan limit in a 2-to-1 ratio. Stock options and stock appreciation rights will be counted against the Amended 2009 Plan limit in a 1-to-1 ratio. Shares covering awards that terminate or are forfeited will again be available for issuance under the Amended 2009 Plan, and upon payment in cash for the benefit provided by any award granted under the Amended 2009 Plan, any shares that were covered by that award will be available for issuance or transfer under the Amended 2009 Plan. However, shares surrendered for the payment of the exercise price under stock options, repurchased by us with option proceeds, or withheld for taxes upon exercise or vesting of an award, will not again be available for issuance under the Amended 2009 Plan. Additionally, when a stock appreciation right is exercised and settled in shares, all of the shares underlying the stock appreciation right will be counted against the Amended 2009 Plan limit, regardless of the number of shares used to settle the stock appreciation right.

In addition to the 5,000,000 plan limit, the Amended 2009 Plan imposes various individual sub-limits on awards that may be issued or transferred under the Amended 2009 Plan. These limits are necessary to comply with the exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended, relating to performance-based compensation.

(f) 2012 Bonus Determination for Mr. Brandon

On August 23, 2012, the Board of Directors of the Company, upon the recommendation of the Compensation Committee, approved a discretionary bonus payment of $61,250 to Robert Brandon, the Company’s General Counsel and Senior Vice President of Business Affairs. The amount of the bonus was determined based on the Company’s fiscal 2012 performance, Mr. Brandon’s individual performance, and the fact that the Committee did not make a bonus determination for Mr. Brandon in 2011 due to management transition at that time. Pursuant to Mr. Brandon’s employment agreement, he has the opportunity to earn a discretionary bonus of up to 25% of his base salary each year, based on performance. This bonus information was not included in the Company’s Proxy Statement for its 2012 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on June 28, 2012, because the amount of any bonus payment had not been determined at that time. In accordance with Item 5.02(f), the table below updates the Bonus and Total columns in the fiscal 2012 Summary Compensation Table for Mr. Brandon. The compensation previously reported in the Company’s Proxy Statement for the remaining executive officers remains unchanged.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Robert Brandon (3)	2012	247,385	61,250				17,946	326,580
General Counsel and	2011	241,631	20,000	86,400	—		17,525	365,556
Senior Vice President of Business Affairs	2010	220,997	75,500	—	—		15,903	312,400

(1)

The dollar value of restricted stock and option grants represent the grant date fair value calculated in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the compensation cost is set forth in Note 10 (Stock Compensation and Stock Options) to the Consolidated Financial Statements in our Annual Report on Form 10-K for fiscal year 2012.

(2)	The amounts in the All Other Compensation Column for fiscal year 2012 consist of the following compensation items:

Name	Year	Medical Insurance Premiums ($)	Auto Allowance ($)	Living and Commuting Allowance ($)	Relocation ($)	Unpaid Vacation ($)	Severance ($)	Consulting ($)	Total ($)
Robert Brandon	2012	17,946	—	—	—	—	—	—	17,946

The table above summarizes the amounts in the All Other Compensation Column for fiscal year 2012. The All Other Compensation Column for fiscal year 2011 includes medical insurance premiums of $17,525 for Mr. Brandon. The All Other Compensation Column for fiscal year 2010 includes medical insurance premiums of $15,903 for Mr. Brandon.

(3)

Mr. Brandon was appointed as our General Counsel and Vice President of Business Affairs on October 23, 2009. He was appointed General Counsel and Senior Vice President of Business Affairs on February 16, 2012.

(4)

Pursuant to Mr. Brandon’s employment agreement, he has the opportunity to receive a discretionary bonus of up to 25% of his base salary annually. The actual discretionary bonus paid for Mr. Brandon fiscal year 2012 performance was $61,250.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Premier Exhibition, Inc.’s Annual Meeting of Shareholders was held on Thursday, August 23, 2012. The following persons were elected to the Board of Directors for a term of one year:

	FOR	AUTHORITY WITHHELD
William M. Adams	11,789,513	4,245,754
Douglas Banker	9,975,476	6,059,791
Ronald C. Bernard	11,603,316	4,431,951
Mark P. McGowan	15,918,558	116,709
Stephen W. Palley	11,603,016	4,432,251
Mark A. Sellers	13,578,002	2,457,265
Bruce Steinberg	11,598,688	4,436,579
Samuel S. Weiser	13,921,354	2,113,913

Shareholders ratified the appointment of Cherry, Bekhaert & Holland, L.L.P. as Premier’s independent registered public accounting firm for fiscal year 2013. Stockholders cast 33,200,921 votes for the appointment, 44,594 votes against the appointment and abstained from casting 14,875 votes on the appointment of the independent registered public accounting firm.

Shareholders also approved the Premier Exhibitions 2009 Equity Incentive Plan, as amended. Stockholders cast 15,823,447 in favor of the proposal, 174,653 votes against the proposal and abstained from casting 37,167 votes on the proposal.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Premier Exhibitions, Inc. 2009 Equity Incentive Plan, as amended, incorporated by reference to Appendix A of our 2012 Proxy Statement filed with the Securities and Exchange Commission on June 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Exhibitions, Inc.

By:	/s/ Michael Little
Michael Little
Chief Financial Officer and Chief Operating Officer

Date: August 28, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1	Premier Exhibitions, Inc. 2009 Equity Incentive Plan, as amended, incorporated by reference to Appendix A of our 2012 Proxy Statement filed with the Securities and Exchange Commission on June 28, 2012.